UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2021

DANIMER SCIENTIFIC, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39280	84-1924518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Industrial Boulevard
Bainbridge, Georgia		39817
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 229 243-7075

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock, $0.0001 par value per share	DNMR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously reported on Danimer Scientific, Inc.’s (“Company”) Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, filed with the Securities and Exchange Commission on August 16, 2021, on August 11, 2021, the Company completed its acquisition of Novomer, Inc., a Delaware corporation (“Novomer”). The Company is hereby filing the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.
(1)
The audited consolidated balance sheet of Novomer as of December 31, 2020, and the related consolidated statements of operations, changes in stockholders’ equity, and cash flows for the fiscal year ended December 31, 2020, and the notes to the consolidated financial statements of Novomer, and the Report of Katz, Nannis & Solomon, P.C., Independent Auditors, dated June 25, 2021, included as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.
(2)
The unaudited consolidated balance sheet of Novomer as of June 30, 2021, and the related unaudited consolidated statements of operations, changes in stockholders’ equity, and cash flows as of June 30, 2021 and for the six-month periods ended June 30, 2021 and 2020, and the notes to the condensed consolidated financial statements of Novomer, which are attached to this Form 8-K as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

Attached to this Form 8-K as Exhibit 99.3 are the following pro forma financial statements of the Company, in each case giving effect to the Company’s acquisition of Novomer, which are incorporated herein by reference:

(1)
Unaudited pro forma condensed combined balance sheet as of June 30, 2021, and the notes thereto; and
(2)
Unaudited pro forma condensed combined statements of operations for the six-months ended June 30, 2021 and the year ended December 31, 2020, and the notes thereto.

(d) Exhibits

The following exhibits are hereby filed as part of this Form 8-K:

Number	Exhibit

23.1	Consent of Katz, Nannis & Solomon, P.C., Independent Auditors to Novomer.
99.1

Audited consolidated balance sheet of Novomer as of December 31, 2020, and the related consolidated statements of operations, changes in stockholders’ equity, and cash flows for the fiscal year ended December 31, 2020, and the notes to the consolidated financial statements of Novomer, and the Report of Katz, Nannis & Solomon, P.C., Independent Auditors, dated June 25, 2021.

99.2

Unaudited consolidated balance sheet of Novomer as of June 30, 2021, and the related unaudited consolidated statements of operations, changes in stockholders’ equity, and cash flows as of June 30, 2021 and for the six-month periods ended June 30, 2021 and 2020, and the notes to the condensed consolidated financial statements of Novomer.

99.3

Unaudited pro forma condensed combined balance sheet as of June 30, 2021, and the notes thereto, and unaudited pro forma condensed combined statements of operations for the six-months ended June 30, 2021 and the year ended December 31, 2020, and the notes thereto, giving effect to the Company’s acquisition of Novomer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Danimer Scientific, Inc

Date:	October 27, 2021	By:	/s/ John A. Dowdy III
John A. Dowdy III Chief Financial Officer